FOR IMMEDIATE RELEASE

                             NORWOOD FINANCIAL CORP
                             ----------------------
               ANNOUNCES EARNINGS INCREASE FOR THE SECOND QUARTER
               --------------------------------------------------

July 25, 2006-Honesdale, PA

         William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary, Wayne Bank announced earnings for the three months ended June 30, 2006 of $1,476,000. This represents an increase of $146,000, or 10.9%, over the $1,330,000 earned in the similar period of 2005. Earnings per share (fully diluted) were $.52 in the 2006 period, a 13.0% increase over the $.46 earned in the similar period in 2005. Annualized return on average assets for the three months ended June 30, 2006 was 1.34% with an annualized return on average equity of 12.06%. Net income for the six months ended June 30, 2006 totaled $2,809,000, which represents a 9.1% increase over the $2,573,000 earned in the similar period of 2005. Earnings per share (fully diluted) reflected an 8.9% increase at $.98 per share in the 2006 period compared to $.90 in the 2005 period.

         Total assets as of June 30, 2006 were $455.2 million with loans receivable of $299.4 million, deposits of $353.5 million and shareholders' equity of $49.2 million. Total assets have increased $32.6 million, or 7.7% when compared to June 30, 2005.

         Loans receivable have increased $23.8 million, or 8.6%, from the prior year. The increase in loans was centered in residential mortgage activity, including home equity lending and in the commercial loan portfolio. The loan growth was funded by a $14.5 million increase in deposits and from increased borrowings. Non-performing loans totaled

$314,000, or .10% of total loans, as of June 30, 2006 compared to $97,000, or ..04% as of June 30, 2005. The increase is due to one loan relationship for which the Company is actively pursuing a resolution. The Company had -0- net charge-offs for the six months ended June 30, 2006 compared to net charge-offs of $38,000 for the similar period in 2005. As a result of the lower level of net charge-offs the Company was able to reduce its provision for loan losses to $125,000 for the six months ended June 30, 2006 compared to $190,000 for the similar period in 2005. Notwithstanding the lower loan loss provision expense, the allowance for loan losses increased $194,000 from June 30, 2005 to $3,794,000 and represented 1.27% of total loans, as of June 30, 2006.

         For the three months ended June 30, 2006, net interest income, on a fully taxable equivalent basis (fte), totaled $4,114,000, an increase of $180,000 or 4.5% over the similar period in 2005. Net interest margin (fte) for the 2006 period was 3.95% decreasing from 4.03% for the similar period in 2005. The decrease in net interest margin was principally due to increase in deposit costs as a result of rising short-term interest rates partially offset by an increased amount of loans on the balance sheet and higher yields on loans. Net interest income (fte) for the six months ended June 30, 2006 totaled $8,220,000, an increase of $526,000, or 6.8%, over the similar period in 2005. Net interest margin (fte) for the 2006 period was 3.96% compared to 3.95% in 2005.

         Other income for the three months ended June 30, 2006 totaled $1,003,000 compared to $865,000 for the similar period in 2005. The increase was due in part to $107,000 gain on sales of mortgage loans and servicing rights compared to $15,000 in such gains in the similar period in 2005. For the six months ended June 30, 2006, other income totaled $1,827,000 compared to $1,785,000 for the similar period in 2005. The increase was partially due to $107,000 gain on sales of mortgage loans and servicing rights compared to $55,000 in such gains in the similar period of 2005. Net realized gains on sales of securities totaled $21,000 for the 2006 period, decreasing from $80,000 for the similar period in 2005.

         Other expenses totaled $2,841,000 for the three months ended June 30, 2006, an increase of $164,000, or 6.1% over $2,677,000 for the similar period in 2005. The increase is partially due to $122,000 increase in salaries and the cost of employee benefits. For the six months ended June 30, 2006, other expenses totaled $5,607,000, an increase of $279,000, or 5.2% over $5,328,000 for the similar period in 2005. Salaries and the cost of employee benefits accounted for $141,000 of the increase.

         Mr. Davis remarked, "We are pleased with our solid financial results through six months of 2006. As a result of this excellent performance, we have been able to increase our quarterly cash dividend by $.01 per share. Taking into account the 5% stock dividend paid in May, the current dividend payable August 1, 2006 at $.21 per share, is 22.5% higher than the dividend paid a year ago."

         Norwood Financial Corp, through its subsidiary Wayne Bank, operates eleven offices in Wayne, Pike and Monroe Counties. The Company's stock is traded on the Nasdaq Market, under the symbol, "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in the absolute and relative levels of interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, demand for real estate and general economic conditions. Norwood Financial Corp. does not undertake and specifically disclaims any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
               Executive Vice President &
               Chief Financial Officer
               NORWOOD FINANCIAL CORP.
               570-253-1455
               www.waynebank.com

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets
(dollars in thousands)
 (unaudited)

                                                                   June 30
                                                          ----------------------------
                                                             2006            2005
                                                          ----------------------------
ASSETS
   Cash and due from banks                                $    10,509    $     11,895
   Interest bearing deposits with banks                           179             119
   Fedeal funds sold                                           13,615           5,290
                                                          ------------   -------------
          Cash and cash equivalents                            24,303          17,304

  Securities available for sale                               114,441         111,497
  Securities held to maturity,  fair value 2006: $971
     2005: $3,415                                                 954           3,337
  Loans receivable (net of unearned Income)                   299,366         275,558
  Less: Allowance for loan losses                               3,794           3,600
                                                          ------------   -------------
     Net loans receivable                                     295,572         271,958
  Investment in FHLB Stock                                      2,294           1,973
  Bank premises and equipment,net                               5,457           5,434
  Accrued interest receivable                                   1,965           1,715
  Other assets                                                 10,173           9,337
                                                          ------------   -------------
          TOTAL ASSETS                                    $   455,159    $    422,555
                                                          ============   =============

LIABILITIES
   Deposits:
     Non-interest bearing demand                          $    59,538    $     53,628
     Interest-bearing                                         293,929         285,305
                                                          ------------   -------------
          Total deposits                                      353,467         338,933
  Short-term borrowings                                        13,687          10,928
  Other borrowings                                             35,000          23,000
  Accrued interest payable                                      1,760           1,149
  Other liabilities                                             2,053           1,714
                                                          ------------   -------------
            TOTAL LIABILITIES                                 405,967         375,724

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
     issued:2006: 2,841,000  2005: 2,705,715 shares               284             270
  Surplus                                                       5,858           5,525
  Retained earnings                                            45,388          41,837
  Treasury stock, at cost: 2006: 40,975 shares,
     2005: 15,979 shares                                       (1,205)           (449)
  Unearned ESOP Shares                                            (27)           (249)
  Accumulated other comprehensive income                       (1,106)           (103)
                                                          ------------   -------------
           TOTAL STOCKHOLDERS' EQUITY                          49,192          46,831
                                                          ------------   -------------

          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                     $   455,159    $    422,555
                                                          ============   =============


NORWOOD FINANCIAL CORP.
Consolidated Statements of Income
(dollars in thousands, except per share data)
  (unaudited)

                                                          Three Months Ended June 30     Six Months Ended June 30
                                                          ----------------------------  -------------------------
                                                             2006            2005          2006         2005
                                                          ----------------------------  -------------------------
INTEREST INCOME
    Loans receivable, including fees                      $     5,201    $      4,288   $   10,145   $     8,208
    Securities                                                  1,066           1,020        2,116         2,061
    Other                                                          83               5           85            17
                                                          ------------   -------------  -----------  ------------
        Total Interest income                                   6,350           5,313       12,346        10,286

INTEREST EXPENSE
    Deposits                                                    1,738           1,102        3,328         2,089
    Short-term borrowings                                         163             112          350           211
    Other borrowings                                              420             303          713           620
                                                          ------------   -------------  -----------  ------------
        Total Interest expense                                  2,321           1,517        4,391         2,920
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME                                             4,029           3,796        7,955         7,366
PROVISION FOR LOAN LOSSES                                          55              90          125           190
                                                          ------------   -------------  -----------  ------------
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES             3,974           3,706        7,830         7,176

OTHER INCOME
    Service charges and fees                                      644             603        1,234         1,182
    Income from fiduciary activities                               95              92          172           176
    Net realized gains/(loss) on sales of securities               14               3           21            80
    Gains on sale of loans                                        107              15          107            55
    Other                                                         143             152          293           292
                                                          ------------   -------------  -----------  ------------
        Total other income                                      1,003             865        1,827         1,785

OTHER EXPENSES
    Salaries and  employee benefits                             1,456           1,334        2,862         2,721
    Occupancy, furniture and equipment                            369             365          749           749
    Data processing related                                       170             153          326           313
    Taxes, other than income                                      111             109          224           207
    Professional Fees                                             104             139          217           248
    Other                                                         631             577        1,229         1,090
                                                          ------------   -------------  -----------  ------------
        Total other expenses                                    2,841           2,677        5,607         5,328

INCOME BEFORE TAX                                               2,136           1,894        4,050         3,633
INCOME TAX EXPENSE                                                660             564        1,241         1,060
                                                          ------------   -------------  -----------  ------------
NET INCOME                                                $     1,476    $      1,330   $    2,809   $     2,573
                                                          ============   =============  ===========  ============

Basic earnings per share                                  $      0.53    $       0.47   $     1.00   $      0.92
                                                          ============   =============  ===========  ============

Diluted earnings per share                                $      0.52    $       0.46   $     0.98   $      0.90
                                                          ============   =============  ===========  ============

Per share  amounts have been  adjusted for a 5% stock  dividend  paid on May 26,
2006

NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

                                                             2006            2005
                                                         ------------   -------------
Three Months Ended June 30
--------------------------
Net interest income                                     $       4,029  $        3,796
Net income                                                      1,476           1,330

Net interest spread (fully taxable equivalent)                   3.39%           3.65%
Net interest margin (fully taxable equivalent)                   3.95%           4.03%
Return on average assets                                         1.34%           1.29%
Return on average equity                                        12.06%          11.48%
Basic  earnings per share                               $        0.53  $         0.47
Diluted earnings per share                                       0.52            0.46

Six Months Ended June 30
------------------------
Net interest income                                     $       7,955  $        7,366
Net income                                                      2,809           2,573

Net interest spread (fully taxable equivalent)                   3.44%           3.58%
Net interest margin (fully taxable equivalent)                   3.96%           3.95%
Return on average assets                                         1.30%           1.27%
Return on average equity                                        11.60%          11.22%
Basic  earnings per share                               $        1.00  $         0.92
Diluted earnings per share                                       0.98            0.90

As of June 30
-------------
Total Assets                                            $     455,159  $      422,555
Total Loans receivable                                        299,366         275,558
Allowance for loan  losses                                      3,794           3,600
Total deposits                                                353,467         338,933
Stockholders' equity                                           49,192          46,831
Trust Assets  under management                                 89,075          83,487

Book value per share                                    $       17.57  $        16.58
Equity to total assets                                          10.81%          11.08%
Allowance to total loans receivable                              1.27%           1.31%
Nonperforming loans to total loans                               0.10%           0.04%

Per  share  amounts  have  been  adjusted  for a 5% stock  dividend  paid on May
26, 2006

NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                            30-Jun          31-Mar        31-Dec       30-Sep          30-Jun
                                                             2006            2006          2005         2005            2005
                                                          ------------   -------------  -----------  ------------   -------------
ASSETS
   Cash and due from banks                                $    10,509    $      9,330   $    9,746   $     9,755    $     11,895
   Interest bearing deposits with banks                           179              22           70           132             119
   Federal funds sold                                          13,615             ---          ---         2,295           5,290
                                                          ------------   -------------  -----------  ------------   -------------
          Cash and cash equivalents                            24,303           9,352        9,816        12,182          17,304

   Securities available for sale                              114,441         116,659      115,814       113,162         111,497
   Securities held to maturity                                    954             953        1,452         2,860           3,337
   Loans receivable (net of unearned Income)                  299,366         291,840      290,890       282,264         275,558
     Less: Allowance for loan losses                            3,794           3,743        3,669         3,643           3,600
                                                          ------------   -------------  -----------  ------------   -------------
     Net loans receivable                                     295,572         288,097      287,221       278,621         271,958
   Investment in FHLB stock                                     2,294           2,073        1,620         1,711           1,973
   Bank premises and equipment, net                             5,457           5,508        5,393         5,454           5,434
   Other assets                                                12,138          11,488       12,240        11,621          11,052
                                                          ------------   -------------  -----------  ------------   -------------
          TOTAL ASSETS                                    $   455,159    $    434,130   $  433,556   $   425,611    $    422,555
                                                          ============   =============  ===========  ============   =============

LIABILITIES
   Deposits:
     Non-interest bearing demand                          $    59,538    $     54,505   $   50,891   $    58,061    $     53,628
     Interest- bearing deposits                               293,929         285,002      289,712       282,370         285,305
                                                          ------------   -------------  -----------  ------------   -------------
          Total deposits                                      353,467         339,507      340,603       340,431         338,933
   Other borrowings                                            48,687          42,765       41,564        34,515          33,928
   Other liabilities                                            3,813           3,361        3,281         3,218           2,863
                                                          ------------   -------------  -----------  ------------   -------------
          TOTAL LIABILITIES                                   405,967         385,633      385,448       378,164         375,724

STOCKHOLDERS' EQUITY                                           49,192          48,497       48,108        47,447          46,831
                                                          ------------   -------------  -----------  ------------   -------------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                     $   455,159    $    434,130   $  433,556   $   425,611    $    422,555
                                                          ============   =============  ===========  ============   =============

NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                            30-Jun          31-Mar        31-Dec       30-Sep          30-Jun
Three months ended                                           2006            2006          2005         2005            2005
                                                          ------------   -------------  -----------  ------------   -------------
INTEREST INCOME
    Loans receivable, including fees                      $     5,201    $      4,944   $    4,848   $     4,527    $      4,288
    Securities                                                  1,066           1,050          999           993           1,020
    Other                                                          83               2           57            58               5
                                                          ------------   -------------  -----------  ------------   -------------
         Total Interest income                                  6,350           5,996        5,904         5,578           5,313

INTEREST EXPENSE
    Deposits                                                    1,738           1,590        1,520         1,262           1,102
    Borrowings                                                    583             480          421           382             415
                                                          ------------   -------------  -----------  ------------   -------------
         Total Interest expense                                 2,321           2,070        1,941         1,644           1,517
NET INTEREST INCOME                                             4,029           3,926        3,963         3,934           3,796
PROVISION FOR LOAN LOSSES                                          55              70           70            90              90
                                                          ------------   -------------  -----------  ------------   -------------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                            3,974           3,856        3,893         3,844           3,706

OTHER INCOME
    Service charges and fees                                      644             590          677           648             603
    Income from fiduciary activities                               95              77           89            78              92
    Net realized gains (losses) on sales of securities             14               7          (41)            3               3
    Gains on sale of loans                                        107             ---            1             8              15
    Other                                                         143             150          129           171             152
                                                          ------------   -------------  -----------  ------------   -------------
         Total other income                                     1,003             824          855           908             865

OTHER EXPENSES
    Salaries and  employee benefits                             1,456           1,406        1,329         1,360           1,334
    Occupancy, furniture and equipment , net                      369             380          398           356             365
    Other                                                       1,016             980          941           911             978
                                                          ------------   -------------  -----------  ------------   -------------
         Total other expenses                                   2,841           2,766        2,668         2,627           2,677

INCOME BEFORE TAX                                               2,136           1,914        2,080         2,125           1,894
INCOME TAX EXPENSE                                                660             581          638           643             564
                                                          ------------   -------------  -----------  ------------   -------------
NET INCOME                                                $     1,476    $      1,333   $    1,442   $     1,482    $      1,330
                                                          ============   =============  ===========  ============   =============

Basic earnings per share                                  $      0.53    $       0.48   $     0.52   $      0.53    $       0.47
                                                          ============   =============  ===========  ============   =============

Diluted earnings per share                                $      0.52    $       0.47   $     0.51   $      0.52    $       0.46
                                                          ============   =============  ===========  ============   =============

Book Value per share                                      $     17.57    $      17.29   $    17.07   $     16.80    $      16.58

Return on average equity                                        12.06%          11.14%       11.97%        12.43%          11.48%
Return on average assets                                         1.34%           1.25%        1.32%         1.38%           1.29%

Net interest spread                                              3.39%           3.49%        3.52%         3.63%           3.65%
Net interest margin                                              3.95%           3.98%        4.01%         4.06%           4.03%

Allowance for loan losses to total loans                         1.27%           1.28%        1.26%         1.29%           1.31%
Net charge-offs/(recoveries) to average loans (annualized)       0.01%           (.01)%       0.06%         0.07%           0.02%
Nonperforming loans to total loans                               0.10%           0.14%        0.12%         0.04%           0.04%
Nonperforming assets to total assets                             0.07%           0.10%        0.08%         0.02%           0.02%

Per share amounts have been adjusted for a 5% stock dividend paid on May 26,2006